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                                                                   EXHIBIT 10.9A


                        AMENDMENT TO RETIREMENT AGREEMENT


                          SONNENSCHEIN NATH & ROSENTHAL
                           4520 MAIN STREET SUITE 1100
                           KANSAS CITY, MISSOURI 64111

                                                                  (816) 932-4400
                                                                       FACSIMILE
                                                                  (816) 531-7545


                                MARK G. FLAHERTY


                                  May 14, 1999


Mr. Dennis P. Wilbert
Blackwell Sanders Peper Martin LLP
2300 Main Street, Suite 1000
P.O. Box 419777
Kansas City, Missouri 64141-6777

         Re:      REVISED AMENDMENT TO RETIREMENT AND CONSULTING AGREEMENT

Dear Dennis:

         Pursuant to our discussions and the requested revisions in your fax of May 11, 1999, here is a revised proposed amendment to Dan's Retirement and Consulting Agreement of October 16, 1998, and specifically in paragraph one, should read as follows:

1.   RETIREMENT

     Retiree hereby resigns as Chief Executive Officer of Company, effective immediately. Retiree further resigns as Chairman of the Board and Director of Company and his employment as an employee of Company effective as of the date of the appointment of his successor as Chief Executive Officer of Company by the Special Selection Committee of the Board of Directors, or such earlier date as may be occasioned by his death, disability, or his unilateral Notice, in writing, of such earlier retirement date (the "Retirement Date"). Retiree agrees that, even if none of the conditions described in the preceding sentence have occurred, his resignation shall become effective not later than the earlier of (a) the "Termination" of the Agreement and Plan of Merger currently being negotiated between the Company and a corporation to be formed by Bruckmann, Rosser, Sherrill & Co., Inc. (provided that such agreement is executed on or prior to May 31, 1999) as that term ("Termination") is defined in Article 8 of that Agreement and Plan of Merger and (b) March 31, 2000. Pursuant to this Amendment but only to become effective upon execution of this Amendment by Company,


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     Retiree has signed and delivered to the Board of Directors a letter of resignation in the form attached hereto as Exhibit A.

                          SONNENSCHEIN NATH & ROSENTHAL

Mr. Dennis P. Wilbert
May 14, 1999
Page 2

     If this revised amendment is acceptable, please have an authorized officer of the Company sign this amendment, per paragraph 20 of the Retirement and Consulting Agreement, and return such original signature to me for my records.

     Thank you for your attention to the matter.

                                   Very truly yours,

                                   SONNENSCHEIN NATH & ROSENTHAL


                                        /S/ MARK G. FLAHERTY
                                   ------------------------------
                                            Mark G. Flaherty

MGF:cml

cc:      Dan O'Sullivan
         Rowland H. Geddie


         Agreed this 16TH day of MAY, 1999.


         O'Sullivan Industries, Inc.



         By:   /S/ ROWLAND H. GEDDIE, III
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         Its:   VICE PRESIDENT, GENERAL COUNSEL & SECRETARY
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